CGCMT 2014-GC21 Sarbanes-Oxley Certification (2016)
Rule 13a-14(d)/15d-14(d) Certification
I, Paul Vanderslice, certify that:
1.
I have reviewed this report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K, of Citigroup
Commercial Mortgage Trust 2014-GC21 (the "Exchange Act Periodic Reports");
2.
Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.
Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the
Exchange Act Periodic Reports;
4.
Based on my knowledge and the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic
Reports, the servicers have fulfilled their obligations under the servicing agreement(s) in all material respects; and
5.
All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.
In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Wells Fargo Bank, National Association, as master servicer; LNR
Partners, LLC, as special servicer; Park Bridge Lender Services LLC, as operating advisor; U.S.
Bank National Association, as certificate administrator; CoreLogic Commercial Real Estate
Services, Inc., as servicing function participant; National Tax Search, LLC, as servicing function participant; Wells Fargo Bank, National Association, as master servicer for the Newcastle Senior
Housing Portfolio mortgage loan; Midland Loan Services, a Division of PNC Bank, National
Association, as special servicer for the Newcastle Senior Housing Portfolio mortgage loan; Situs
Holdings, LLC, as operating advisor for the Newcastle Senior Housing Portfolio mortgage loan;
U.S. Bank National Association, as certificate administrator for the Newcastle Senior Housing
Portfolio mortgage loan; Key Bank, National Association, as master servicer for the Greene
Town Center mortgage loan; LNR Partners, LLC, as special servicer for the Greene Town Center mortgage loan; Trimont Real Estate Advisors, Inc., as operating advisor for the Greene Town
Center mortgage loan; and Wells Fargo Bank, National Association, as certificate administrator and custodian for the Greene Town Center mortgage loan; .

CGCMT 2014-GC21 Sarbanes-Oxley Certification (2016)
Date: March 30, 2016
/s/ Paul Vanderslice___________________
Paul Vanderslice
President, Citigroup Commercial Mortgage
Securities Inc.
(senior officer in charge of securitization of
the depositor)